INDUSTRIAL AEROSPACE & DEFENSE 2021 Second Quarter Earnings Call August 10, 2021 This presentation contains certain statements that are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (the “Act”). The words “may,” “hope,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” and other expressions, which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements, although not all forward-looking statements are accompanied by such words. We believe that it is important to communicate our future expectations to our stockholders, and we, therefore, make forward-looking statements in reliance upon the safe harbor provisions of the Act. However, there may be events in the future that we are not able to accurately predict or control and our actual results may differ materially from the expectations we describe in our forward-looking statements. Forward-looking statements, including statements about outlook for future quarters, the expected and potential direct or indirect impacts of the COVID-19 pandemic on our business, the realization of cost reductions from restructuring activities and expected synergies, the number of new product launches and future cash flows from operating activities, involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the duration and severity of the COVID-19 pandemic and its impact on the global economy; changes in the price of and demand for oil and gas in both domestic and international markets; any adverse changes in governmental policies; variability of raw material and component pricing; changes in our suppliers’ performance; fluctuations in foreign currency exchange rates; changes in tariffs or other taxes related to doing business internationally; our ability to hire and retain key personnel; our ability to operate our manufacturing facilities at efficient levels including our ability to prevent cost overruns and reduce costs; our ability to generate increased cash by reducing our working capital; our prevention of the accumulation of excess inventory; our ability to successfully implement our divestiture; restructuring or simplification strategies; fluctuations in interest rates; our ability to successfully defend product liability actions; as well as the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID- 19, natural disasters, terrorist attacks and other similar matters. We advise you to read further about these and other risk factors set forth in Part II, Item 1A of this Quarterly Report on Form 10-Q and Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2020, which is filed with the Securities and Exchange Commission ("SEC") and is available on the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See page 17 for information on the use of non-GAAP financial measures.

2Q’21 y/y vs. 1Q’21 2 Backlog Orders Organic % Revenue Organic % AOI AOI % GAAP EPS Adj. EPS FCF % of adj. net income 436 210 190 15 7.7% $(0.77) $0.35 8 115% 1% 9% 4% 2% (2)% (8)% (80) bps 54% 59% n/a 4% (7)% (7)% 5% 5% 18% 80 bps (117)% 47% n/a Organic orders +4% driven by strength across almost all Industrial end markets and regions offset by timing of large Defense orders • Industrial: +27% • A&D: (31)% Organic revenue (2)% in line with expectations based on lead times and customer request dates Adjusted operating margin of $15 / 7.7% • Inflation offset by productivity • Expect strong 2H margin expansion Free cash flow driven by working capital improvement Comments on 2Q’21 results Solid 2Q results … well positioned for 2H growth Organic revenue, Adjusted Operating Income (AOI), Adjusted EPS, and Free Cash Flow (FCF) are non-GAAP measures ($ millions except EPS) 2Q’21 Reported Results

2Q'21 Industrial Segment Highlights

($ millions)

Orders


$116
$154
$156
2Q'20
1Q'21
2Q'21

Organic	
y/y	vs. 1Q'21
+27%	+1%

2Q 2021 Orders

- Orders growth driven by strength in North America and Asia … y/y improvement across virtually all end markets
- Strong project orders reflect improving capex environment
- Book-to-bill of 1.2

Revenue


$124
$121
$130
2Q'20
1Q'21
2Q'21

Organic	
y/y	vs. 1Q'21
(1)%	+7%

2Q 2021 Revenue

- Revenue in line with expectations led by solid performance in EMEA and China
- 1H orders position Industrial for strong 2H deliveries

AOI


10.0%
8.1%
8.0%
$12
$10
$10
2Q'20
1Q'21
2Q'21

AOI expansion	
y/y	vs. 1Q'21
(200)bps	(10)bps

2Q 2021 AOI

- AOI impacted by Downstream volume/mix, COVID related supply chain constraints in India, and customer aftermarket delays
- Expect 2H margin expansion driven by operating leverage, ongoing simplification, and pricing actions

Organic revenue and Adjusted Operating Income (AOI) are non-GAAP measures

3

Numbers may not add due to rounding

2Q'21 Aerospace & Defense Segment Highlights

CIRCOR

($ millions)

Orders



$77
$73
$54
2Q'20
1Q'21
2Q'21

Organic	
y/y	vs. 1Q'21
(31)%	(26)%

2Q 2021 Orders

- Lower sequential and y/y orders driven by timing of large Virginia Class Submarine and Joint Strike Fighter orders in 2Q'20 and 1Q'21
- Modest improvement in Commercial Aerospace … slow recovery continues

Revenue



$62
$60
$61
2Q'20
1Q'21
2Q'21

Organic	
y/y	vs. 1Q'21
(5)%	+1%

2Q 2021 Revenue

- Revenue in line with expectations and customer requirements
- Expect significant increase in Defense deliveries in 2H'21

AOI



21.1%
17.8%
19.9%
$13
$11
$12
2Q'20
1Q'21
2Q'21

AOI expansion	
y/y	vs. 1Q'21
(120)bps	+210bps

2Q 2021 AOI

- Sequential margin expansion driven by price and cost productivity
- 2Q y/y margin impacted by OEM / Aftermarket mix
- Expect 2H margin expansion driven by operating leverage from Defense and aftermarket volume

Organic revenue and Adjusted Operating Income (AOI) are non-GAAP measures

4

Numbers may not add due to rounding

2Q’21 Cash Flow and Debt Position 5 2Q’202Q’21 y/y $(25)$11 n/a Free cash flow performance better than expectations driven by strong collections and timing of customer down payments Total debt reduced by $69 million / (12)% y/y … $14 million reduction in 2Q primarily driven by FCF performance Expect to improve net debt to adjusted EBITDA leverage by >1 turn in 2021 Comments on 2Q’21 Results (4)(3) (25)% $(28)$8 n/a $592$523 (12)% 12572 (42)% $467$451 (3)% Cash Flow from Operations Capital Expenditures, net Free Cash Flow Total Debt Cash and Cash Equivalents Net Debt Free cash flow and net debt are non-GAAP measures ($ millions) Numbers may not add due to rounding

3Q'21 and 2021 Financial Framework

CIRCOR

	3Q'21	2021 Guide
Organic revenue growth	8 - 10%	2 - 4%
Adjusted EPS	$0.55 - $0.60	$2.10 - $2.30
FCF Conversion % of adjusted net income	120 - 140% ~$13 - 17 million	85 - 95% ~$36 - 45 million

3Q'21 commentary

- Industrial: Increased deliveries across regions and end markets driven by 1H orders volume
- A&D: Large Defense programs ramp up in 2H; slow commercial recovery continues
- Expect to offset 3Q and 2H inflation pressure with cost productivity and price
- Corporate and interest expenses roughly in line with 2Q'21 … adj. tax rate expected to be ~18%

2021 commentary

- Strong backlog, strategic pricing, and operating leverage drive 2H growth
- Expect to exit the year with 4Q adjusted operating margin of 13 to 15%
- FCF conversion remains at 85 to 95%
- Continue to monitor impact of COVID-19 variants … actively managing supplier constraints and production schedules

Organic revenue, Adjusted operating margin, Adjusted EPS, Adjusted tax rate, and Free Cash Flow (FCF) are non-GAAP measures

6

3Q’21 Industrial Revenue Outlook 7 L o n g C y c le S h o rt C y c le Primary End Market Share of 2020 revenue 3Q’21 y/y revenue Downstream Commercial Marine Midstream O&G Other end markets Long-cycle total Memo: Price Total Industrial Chemical processing Power Generation Machinery manufacturing Building & construction Wastewater Aftermarket Short-cycle total 10% 9% 5% 16% 40% 1% 100% 7% 7% 6% 1% 1% 37% 60% ~Flat – (3)% 4 – 8% 10 – 14% 9 – 13% 5 – 9% 1% ~7 – 11% 11 – 15% 9 – 13% 11 – 15% 7 – 11% 7 – 11% 9 – 13% 9 – 13% Project quote activity increasing Growth in new build vessel orders Global capex activity improving 2020 carry over and surgical pricing Accelerating recovery as demand increases Global capex activity improving Strength in OEM orders from 1H Commercial activity picking up Increased utilization driving higher demand Organic revenue up 6% to 10% Numbers may not add due to roundingOrganic revenue is a non-GAAP measure

3Q’21 A&D Revenue Outlook 8 D e fe n s e C o m m e rc ia l Primary End Market Share of 2020 revenue 3Q’21 y/y revenue Top programs Other OEM Aftermarket Memo: Price Defense subtotal Boeing / Airbus Other OEM Aftermarket Memo: Price Commercial subtotal Other end markets Total A&D 27% 23% 19% 4% 69% 7% 7% 2% 2% 16% 15% 100% 2 – 5% 35 – 40% (5) – (10)% 3% 10 – 15% 50 – 55% (8) – (10)% 30 – 32% 5% 15 – 20% 10 – 15% ~12 – 15% Growth from CVN, VCS, Dreadnought, and JSF Broad based program growth Delayed government spending Full year pricing in line with 2020 Increase driven by A320 volume Continued impact from COVID downturn Recovery of commercial aircraft utilization Full year pricing in line with 2020 Medical and industrial recovery JSF, submarines, carriers, DDG Drone, missile, helicopter, other Biz/regional jets, helicopters, civil, other Organic revenue up 10% – 13% Numbers may not add due to roundingOrganic revenue is a non-GAAP measure

2021+ Strategic Priorities

CIRCOR

2021+ Strategic Priorities

CIRCOR

People
- Attract, develop, and retain top talent
- Foster diversity, equity, and inclusion

Accelerate Growth
- Invest in differentiated technology and digital
  - New products
  - Aftermarket support technology
  - Enhanced customer interface
- Expand regionally

Expand Margins
- Value based pricing that reflects technology and market position
- Ongoing simplification to address structural cost opportunity
- Expand low-cost manufacturing and back-office operations
- Manufacturing and supply chain optimization through CIRCOR Operating System

Allocate Capital Effectively
- Enhance FCF with more efficient working capital management
- Prioritize deleveraging
- Target 2.0x to 2.5x net debt to adjusted EBITA leverage ratio

2Q'21 Update

- Launched 21 new products in the 1st half … on track to deliver 45 new products in 2021
- Regional expansion gaining traction in Asia … secured large multi-product pumps order with Korean Navy
- Completed Industrial customer perception study to support growth strategy
- Kicked-off 80/20 at three large Industrial sites
- Focus remains on deleveraging

Investing to deliver long-term customer and shareholder value

9

Industrial Customer Perception Study

CIRCOR

Independent global survey of ~70 largest customers to support strategic growth strategy

5 Evaluation Criteria

Order of Importance to customers

1. Product quality
2. Technical Customer Support
3. Operational Performance
4. Price
5. Product Enhancements

Highlights of Results

- ✓ Net Promoter Score (NPS) of 67 … very high customer satisfaction and loyalty
- ✓ Product quality is the clear #1 priority for our customers … and the highest scoring criterion for CIRCOR
- ✓ > 70% of customers solely rely on OEMs for aftermarket parts and support … high margin aftermarket grows with installed base
- ✓ Mission-critical nature of products and high cost of failure drives pricing power

CIRCOR's differentiators aligned with top priorities of customers

10

11 Appendix

2Q'21 GAAP to Adjusted Results

CIRCOR

($ millions, except EPS)

	Q2 2021			Q2 2020		
	GAAP	Special	Adjusted	GAAP	Special	Adjusted
Orders	210.2	-	210.2	192.6	-	192.6
Sales	190.3	-	190.3	186.1	-	186.1
Gross margin	59.9	5.2	65.0	59.0	4.6	63.5
SG&A	58.0	(7.6)	50.4	54.7	(7.1)	47.6
Special & restructuring, net	6.8	(6.8)	-	5.6	(5.6)	-
Operating (loss) income	(4.9)	19.6	14.6	(1.4)	17.3	15.9
Interest expense	8.0	-	8.0	8.5	-	8.5
Other (income) expense	(1.2)	-	(1.2)	2.1	-	2.1
Intercompany income & expense		-			-	
Pre-tax	(11.7)	19.6	7.9	(12.0)	17.3	5.3
Tax benefit (provision)	(3.0)	2.3	(0.7)	21.8	(22.5)	(0.8)
Net income (loss) from continuing operations	(14.7)	21.9	7.2	9.8	(5.3)	4.5
Net (loss) income from discontinued operations	(0.9)	0.9	-	(43.8)	43.8	-
Net (loss) income	(15.6)	22.7	7.2	(34.1)	38.6	4.5
EPS - continuing operations	$ (0.73)		$ 0.35	$ 0.48		$ 0.22
EPS - net (loss) income	$ (0.77)		$ 0.35	$ (1.68)		$ 0.22

Restructuring & Special Charges (excluded from AOI)

	Q2 2021	Q2 2020
Special charges in cost of goods sold		
Acquisition-related depreciation & amortization	4.2	4.6
Restructuring - Inventory	1.0	
- Subtotal	5.2	4.6
Special charges in SG&A		
Acquisition-related depreciation & amortization	7.6	7.1
Loss on sale of business	3.0	-
Professional fees related to restructuring and cost reductions	-	0.6
Professional Fees relating to tender	-	4.6
Cyber incident	-	0.2
Other business sales	-	(0.3)
Other special / restructuring charges	3.8	0.6
- Subtotal	14.4	12.7
Total	19.6	17.3

12

Numbers may not add due to rounding

Organic Orders and Revenue – vs. 2Q’20 13 ($ in thousands) CIRCOR Aerospace & Defense Industrial 2Q 21 2Q 20 V% 2Q 21 2Q 20 V% 2Q 21 2Q 20 V% Reported Orders $ 210,203 $ 192,639 9% $ 54,243 $ 76,616 -29% $ 155,959 $ 116,023 34% Divestitures - - - - - - FX (9,872) (1,488) (8,385) Organic Orders $ 200,330 $ 192,639 4% $ 52,755 $ 76,616 -31% $ 147,575 $ 116,023 27% CIRCOR Aerospace & Defense Industrial 2Q 21 2Q 20 V% 2Q 21 2Q 20 V% 2Q 21 2Q 20 V% Reported Revenue $ 190,346 $ 186,066 2% $ 60,761 $ 62,241 -2% $ 129,585 $ 123,825 5% Divestitures - - - - - - FX (8,840) (1,412) (7,428) Organic Revenue $ 181,506 $ 186,066 -2% $ 59,349 $ 62,241 -5% $ 122,157 $ 123,825 -1% Numbers may not add due to roundingOrganic revenue is a non-GAAP measure

Organic Orders and Revenue – vs. 1Q’21 14 ($ in thousands) CIRCOR Aerospace & Defense Industrial 2Q 21 1Q 21 V% 2Q 21 1Q 21 V% 2Q 21 1Q 21 V% Reported Orders $ 210,203 $ 226,693 -7% $ 54,243 $ 72,999 -26% $ 155,959 $ 153,695 1% Divestitures - - - - - - FX (376) (109) (267) Organic Orders $ 209,827 $ 226,693 -7% $ 54,134 $ 72,999 -26% $ 155,693 $ 153,695 1% CIRCOR Aerospace & Defense Industrial 2Q 21 1Q 21 V% 2Q 21 1Q 21 V% 2Q 21 1Q 21 V% Reported Revenue $ 190,346 $ 180,655 5% $ 60,761 $ 60,001 1% $ 129,585 $ 120,654 7% Divestitures - - - - - - FX (287) (89) (198) Organic Revenue $ 190,059 $ 180,655 5% $ 60,672 $ 60,001 1% $ 129,387 $ 120,654 7% Numbers may not add due to roundingOrganic revenue is a non-GAAP measure

CIRCOR End Market Exposure 15 Commercial Aerospace (5%) Defense (17%) Numbers may not add due to rounding Machinery Manufacturing Commercial Marine Chemical Processing Midstream O&G Power Building & Construction Wastewater Other End Markets Downstream O&G (7%) Aerospace & Defense (8%) Industrial (24%) OEM 67% • Completed exit from Upstream Oil & Gas with divestiture of Distributed Valves • Large global installed base driving higher margin Aftermarket orders, mitigating broader economic decline • Key program wins and existing platform growth in Defense driving strong performance • Strength in Defense offsetting pressure in Commercial Aerospace due to COVID-19 • Diversified Industrial portfolio with no single end market contributing more than 7% of revenue CIRCOR 2020 Revenue by End Market Comments Aftermarket Industrial Aerospace & Defense 33% 26% 41% Note: Revenue excludes divested businesses. Other End Markets (4%)

Financial goals • +100 to 150 bps higher than end market growth driven by strategic initiatives • Continued execution on price initiatives • Near term (12-18 months) AOI% outlook • Industrial: low to mid-teens • A&D: mid-20s • CIRCOR Operating System delivering improved operating performance • FCF conversion of 90-95% of adjusted net income • Intense focus on working capital • Operating cash flow used to pay down debt • Targeting long-term leverage ratio of 2 to 2.5x net debt to adjusted EBITDA Organic Growth Margin Expansion Free Cash Flow Debt & Leverage 16

Use of Non-GAAP Financial Measures Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth (and such measures further excluding discontinued operations). These non- GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to- period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example: • We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facili ties. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs. • We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs. • We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies. • We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. • We exclude the results of discontinued operations. • We exclude goodwill impairment charges. • Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures completed prior to July 4, 2021 were completed on January 1, 2020 and excluding the impact of changes in foreign currency exchange rates. CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our peers. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company’s second quarter 2021 press release available on its website at www.CIRCOR.com. 17